Exhibit 4.2



                                                                EXECUTION
                                                                COPY

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                             AMENDED AND RESTATED

                                TRUST AGREEMENT

                                    between

                           USAA FEDERAL SAVINGS BANK

                                 as Depositor

                                      and

                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION

                               as Owner Trustee



                         Dated as of November 1, 2001


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

                               Table of Contents
                                                                                                              Page
                                                     ARTICLE I
                                               DEFINITIONS AND USAGE

                                                    ARTICLE II
                                             ORGANIZATION OF THE TRUST
SECTION 2.1.          Name........................................................................................1
SECTION 2.2.          Offices.....................................................................................1
SECTION 2.3.          Purposes and Powers.........................................................................1
SECTION 2.4.          Appointment of Owner Trustee................................................................2
SECTION 2.5.          Capital Contribution of Owner Trust Estate..................................................2
SECTION 2.6.          Declaration of Trust........................................................................3
SECTION 2.7.          Liability of the Depositor and the Certificateholders.......................................3
SECTION 2.8.          Title to Trust Property.....................................................................3
SECTION 2.9.          Situs of Trust..............................................................................3
SECTION 2.10.         Representations and Warranties of the Depositor.............................................3
SECTION 2.11.         Federal Income Tax Matters..................................................................4

                                                    ARTICLE III
                                   TRUST CERTIFICATES AND TRANSFER OF INTERESTS
SECTION 3.1.          Initial Beneficial Ownership................................................................5
SECTION 3.2.          The Certificates............................................................................5
SECTION 3.3.          Authentication of Certificates..............................................................6
SECTION 3.4.          Registration of Certificates; Transfer and Exchange of Certificates.........................6
SECTION 3.5.          Mutilated, Destroyed, Lost or Stolen Certificates...........................................8
SECTION 3.6.          Persons Deemed Owners of Certificates.......................................................9
SECTION 3.7.          Access to List of Certificateholders' Names and Addresses...................................9
SECTION 3.8.          Maintenance of Office or Agency.............................................................9
SECTION 3.9.          Appointment of Certificate Paying Agent....................................................10
SECTION 3.10.         Certain Rights of Depositor................................................................10
SECTION 3.11.         Book-Entry Certificates....................................................................10
SECTION 3.12.         Notices to Clearing Agency.................................................................11
SECTION 3.13.         Definitive Certificates....................................................................11
SECTION 3.14.         Authenticating Agents......................................................................12

                                                    ARTICLE IV
                                             ACTIONS BY OWNER TRUSTEE
SECTION 4.1.          Prior Notice to Certificateholders with Respect to Certain Matters.........................13
SECTION 4.2.          Action by Certificateholders with Respect to Certain Matters...............................13
SECTION 4.3.          Action by Certificateholders with Respect to Bankruptcy....................................14

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SECTION 4.4.          Restrictions on Certificateholders' Power..................................................14
SECTION 4.5.          Majority Control...........................................................................14

                                                     ARTICLE V
                                    APPLICATION OF TRUST FUNDS; CERTAIN DUTIES
SECTION 5.1.          Establishment of Certificate Distribution Account..........................................14
SECTION 5.2.          Application of Trust Funds.................................................................14
SECTION 5.3.          Method of Payment..........................................................................15
SECTION 5.4.          No Segregation of Monies; No Interest......................................................16
SECTION 5.5.          Accounting  and  Reports  to  Noteholders,   Certificateholders,   Internal  Revenue
                      Service and Others.........................................................................16
SECTION 5.6.          Signature on Returns; Tax Matters Partner..................................................16

                                                    ARTICLE VI
                                       AUTHORITY AND DUTIES OF OWNER TRUSTEE
SECTION 6.1.          General Authority..........................................................................16
SECTION 6.2.          General Duties.............................................................................17
SECTION 6.3.          Action upon Instruction....................................................................17
SECTION 6.4.          No Duties Except as Specified in this Agreement or in Instructions.........................18
SECTION 6.5.          No Action Except Under Specified Documents or Instructions.................................18
SECTION 6.6.          Restrictions...............................................................................19
SECTION 6.7.          Acceptance of Trusts and Duties............................................................19
SECTION 6.8.          Furnishing of Documents....................................................................20
SECTION 6.9.          Representations and Warranties.............................................................20
SECTION 6.10.         Reliance; Advice of Counsel................................................................21
SECTION 6.11.         Not Acting in Individual Capacity..........................................................21
SECTION 6.12.         Owner Trustee Not Liable for Certificates or Receivables...................................21
SECTION 6.13.         Owner Trustee May Own Certificates and Notes...............................................22

                                                    ARTICLE VII
                                    COMPENSATION AND INDEMNITY OF OWNER TRUSTEE
SECTION 7.1.          Owner Trustee's Fees and Expenses..........................................................22
SECTION 7.2.          Indemnification............................................................................22
SECTION 7.3.          Payments to Owner Trustee..................................................................23

                                                   ARTICLE VIII
                                                    TERMINATION
SECTION 8.1.          Termination of Agreement...................................................................23
SECTION 8.2.          Prepayment of Certificates.................................................................24

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                                                    ARTICLE IX
                              SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES
SECTION 9.1.          Eligibility Requirements for Owner Trustee.................................................25
SECTION 9.2.          Resignation or Removal of Owner Trustee....................................................26
SECTION 9.3.          Successor Owner Trustee....................................................................26
SECTION 9.4.          Merger or Consolidation of Owner Trustee...................................................27
SECTION 9.5.          Appointment of Co-Trustee or Separate Trustee..............................................27
SECTION 9.6.          Compliance with Business Trust Statute.....................................................29

                                                     ARTICLE X
                                                   MISCELLANEOUS
SECTION 10.1.         Supplements and Amendments.................................................................29
SECTION 10.2.         No Legal Title to Owner Trust Estate in Certificateholders.................................30
SECTION 10.3.         Limitation on Rights of Others.............................................................30
SECTION 10.4.         Notices....................................................................................31
SECTION 10.5.         Severability...............................................................................31
SECTION 10.6.         Separate Counterparts......................................................................31
SECTION 10.7.         Successors and Assigns.....................................................................31
SECTION 10.8.         No Petition................................................................................31
SECTION 10.9.         No Recourse................................................................................31
SECTION 10.10.        Headings...................................................................................32
SECTION 10.11.        Governing Law..............................................................................32


EXHIBIT A             FORM OF CLASS B CERTIFICATE...............................................................A-1
EXHIBIT B             FORM OF CERTIFICATE OF TRUST..............................................................B-1

APPENDIX A            Definitions and Usage....................................................................AA-1

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     AMENDED AND RESTATED  TRUST  AGREEMENT,  dated as of November 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), among USAA FEDERAL SAVINGS BANK, a federally chartered savings association, as Depositor, having its principal executive office at 10750 McDermott Freeway, San Antonio, TX 78288; and First Union Trust Company, National Association, a national banking association (the "Bank"), not in its individual capacity but solely as trustee under this Agreement (in such capacity, the "Owner Trustee"), having its principal corporate trust office at One Rodney Square, 920 King Street, 1st Floor, Wilmington, DE 19801 for the purpose of establishing the USAA Auto Owner Trust 2001-2.

     WHEREAS, the parties hereto intend to amend and restate that certain Trust Agreement, dated as of November 1, 2001, between the Depositor and the Owner Trustee, on the terms and conditions hereinafter set forth;

     NOW,  THEREFORE,  in  consideration  of the premises and mutual covenants
herein   contained,   the  receipt  and   sufficiency   of  which  are  hereby
acknowledged, the Depositor and the Owner Trustee hereby agree as follows:

                                  ARTICLE I

                             DEFINITIONS AND USAGE

     Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                  ARTICLE II

                           ORGANIZATION OF THE TRUST

     SECTION 2.1. Name. The Trust created hereby shall be known as "USAA Auto Owner Trust 2001-2", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

     SECTION 2.2. Offices. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

     SECTION 2.3. Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

          (i) to acquire, hold and manage the Trust Property;

          (ii) to issue the Notes pursuant to the Indenture, and the Certificates pursuant to this Agreement, and to sell the Notes and the Certificates upon the written order of the Depositor;

          (iii) in exchange for the Notes and the Certificates, to acquire the Receivables and funds in the amount of the Reserve Account Initial Deposit, to pay the organizational, start-up and transactional expenses of the Trust, and to pay the balance to the Seller pursuant to the Sale and Servicing Agreement;

          (iv) to pay interest on and principal of the Notes and distributions on the Certificates;

          (v) to Grant the Owner Trust Estate (other than the Certificate Distribution Account and the proceeds thereof) to the Indenture Trustee pursuant to the Indenture;

          (vi) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (vii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (viii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Noteholders and the Certificateholders.

     The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

     SECTION 2.4. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION 2.5. Capital Contribution of Owner Trust Estate. As of November 1, 2001, the Depositor sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of such date, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee. On the Closing Date, the Depositor shall convey to the Trust the Trust Property and the Reserve Initial Deposit

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and the Owner  Trustee  shall  cause the  delivery to or upon the order of the
Depositor the Notes and the Certificates.

     SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that (i) the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust and (ii) for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership being the Certificateholders and the Depositor and the Notes constituting indebtedness of the partnership. The parties agree that, unless otherwise required by the appropriate tax authorities, the Depositor, on behalf of the Trust, will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee has filed the Certificate of Trust with the Secretary of State.

     SECTION 2.7. Liability of the Depositor and the Certificateholders. Neither the Depositor nor any Certificateholder shall have any personal liability for any liability or obligation of the Trust.

     SECTION 2.8. Title to Trust Property. Legal title to the entirety of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION 2.9. Situs of Trust. The Trust shall be administered by the Owner Trustee in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the Bank or the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The principal office of the Trust shall be in care of the Owner Trustee in the State of Delaware.

     SECTION 2.10. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

     (a) The Depositor is duly organized and validly existing as a federally chartered banking association in good standing under the laws of the United States, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

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

     (b) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms, and the Depositor has full power and authority to sell and assign the property to be sold and assigned to, and deposited with, the Trust, and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

     (c) This Agreement constitutes a legal, valid, and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights in general and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

     (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof (i) do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its charter or by-laws, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents) or (iii) violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

     (e) There are no proceedings or investigations pending or, to the Depositor's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or (iv) which might adversely affect the federal income tax attributes, or Applicable Tax State franchise or income tax attributes, of the Notes and the Certificates.

     SECTION 2.11. Federal Income Tax Matters. The Certificateholders acknowledge that it is their intent and that they understand it is the intent of the Depositor and the Servicer that, for purposes of federal income, state and local income and franchise tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders and the Depositor will be treated as partners in that partnership. The Depositor hereby agrees and the Certificateholders by acceptance of a Certificate agree to such treatment and each agrees to take no action inconsistent with such treatment. For purposes of federal income, State and local income and franchise tax and any other income taxes each month:

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

          (a) gross ordinary income of the Trust for such month as determined for federal income tax purposes shall be allocated among the Certificateholders as of the Record Date occurring within such month, in proportion to their ownership of the Certificate Balance on such date, in an amount up to the sum of (i) the Accrued Class B Certificate Interest,
     (ii) the portion of the market discount on the Receivables accrued during such month that is allocable to the excess, if any, of the aggregate Initial Certificate Balance over the initial aggregate issue price of the Certificates, (iii) prepayment premium payable to the Certificateholders for such month and (iv) any other amounts of income payable to the Certificateholders for such month; and

          (b) thereafter all remaining net income of the Trust (subject to the modifications set forth below) for such month as determined for federal income tax purposes (and each item of income, gain, credit, loss or deduction entering into the computation thereof) shall be allocated to the Depositor, to the extent thereof.

If the gross ordinary income of the Trust for any month is insufficient for the allocations described in paragraph (a) above, subsequent gross ordinary income shall first be allocated to make up such shortfall before any allocation pursuant to paragraph (b) above. Net losses of the Trust, if any, for any month as determined for federal income tax purposes (and each item of income, gain, credit, loss or deduction entering into the computation thereof) shall be allocated to the Depositor to the extent the Depositor is reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificateholders as of the Record Date occurring within such month in proportion to their ownership of the Certificate Balance on such Record Date. The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Depositor or the Certificateholders or as otherwise required by the Code.

                                 ARTICLE III

                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

     SECTION 3.1. Initial Beneficial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficial owner of the Owner Trust Estate.

     SECTION 3.2. The Certificates. (a) The Certificates shall be issued as Book-Entry Certificates, substantially in the form set forth in Exhibit A, in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof.

     (b) The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been

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

affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

     (c) A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.4.

     (d) Plans and persons investing on behalf of or with "plan assets" of Plans may not acquire the Certificates. An insurance company using the assets of its general account may purchase the Certificates if:

     o such insurance company is able to represent that, as of the date it acquires an interest in the Certificates, less than 25% of the assets of such general account constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code; and

     o such insurance company agrees that if at any time during any calendar quarter while it is holding an interest in the Certificates, 25% or more of the assets of such general account constitute "plan assets" for purposes of Title I of ERISA and
          Section 4975 of the Code, and, at that time, if no exemption or exception applies to the continued holding of the Certificates under ERISA, by the end of the next quarter such insurance company will dispose of the Certificates then held in its general account by the end of the next calendar quarter.

     SECTION  3.3.  Authentication  of  Certificates.  Concurrently  with  the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates, in an aggregate principal balance equal to the Initial Certificate Balance, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by the chairman of the board, the president, any executive vice president, any vice president, the secretary, any assistant secretary, the treasurer or any assistant treasurer of the
Depositor, without further action by the Depositor, in authorized denominations. No Certificate shall entitle its Certificateholder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 3.4. Registration of Certificates; Transfer and Exchange of Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Owner Trustee shall be the initial Certificate

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

Registrar. No transfer of a Certificate shall be recognized except upon registration of such transfer in the Certificate Register.

     (b) With respect to each transfer of a Certificate, the prospective transferee Certificate Owner shall be deemed to represent the following:

          (i) It is either:

          (A) not, and each account (if any) for which it is purchasing the Certificates is not (1) an employee benefit plan, as defined in
          Section 3(3) of ERISA, that is subject to Title I of ERISA, (2) a plan described in Section 4975(e)(1) of the Code that is subject to
          Section 4975 of the Code,  (3) a  governmental  plan,  as defined in
          Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (4) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) or
          (5) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (5), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended); or

          (B) an insurance  company acting on behalf of a general  account and
          (1) on the date of purchase less than 25% of the assets of such general account (as reasonably determined by it) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, (2) the purchase and holding of such Certificates are eligible for exemptive relief under Sections (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (3) the purchaser agrees that if, after the purchaser's initial acquisition of the Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by it no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the United States Department of Labor under ERISA, it will dispose of all Certificates then held in its general account by the end of the next following calendar quarter.

          (ii) It is, and each account (if any) for which it is purchasing Certificates is, a Person who is (A) a citizen or resident of the United States, (B) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, (C) an estate the income of which is includible gross income for United States tax purposes, regardless of its source, (D) a trust with respect to which a U.S. court is able to exercise primary supervision over the administration of such trust

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

     and one or more Persons meeting the conditions of clause (A), (B), (C) or
     (E) of this paragraph (ii) has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Owner Trustee and the Depositor with an IRS Form W-8 ECI (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

          (iii) It understands that any purported transfer of any Certificate (or any interest therein) to any Person who does not meet the conditions of paragraphs (i) and (ii) above shall be void ab initio, and the purported transferee in such a transfer shall not be recognized by the Trust or any other Person as a Certificateholder for any purpose.

     (c) Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8 and upon compliance with any provisions of this Agreement relating to such transfer, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations and aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.8.

     Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar, duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The preceding provisions of this Section 3.4 notwithstanding, the Owner Trustee shall not make and the Certificate Registrar need not register any Transfer or exchange of Certificates for a period of fifteen (15) days preceding any Payment Date for any payment with respect to the Certificates.

     SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate a new Certificate, of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.5, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.5 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 3.6. Persons Deemed Owners of Certificates. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and any Certificate Paying Agent may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

     SECTION 3.7. Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, or to the Indenture Trustee, within fifteen (15) days after receipt by the Owner Trustee of a written request therefor from the Servicer or the Depositor, or the Indenture Trustee, as the case may be, a list, in such form as the requesting party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more holders of Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 3.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in the State of Delaware, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Registrar or any such office or agency.

     SECTION 3.9. Appointment of Certificate Paying Agent. The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be the Owner Trustee. The Certificate Paying Agent shall be permitted to resign as Certificate Paying Agent upon thirty (30) days' written notice to the Owner Trustee. In the event that the Owner Trustee shall no longer be the Certificate Paying Agent, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 6.7, 6.9, 6.10, 7.1 and 7.2 shall apply to the Certificate Paying Agent. The Owner Trustee may appoint a co-paying agent. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent appointed by the Owner Trustee unless the context requires otherwise.

     SECTION 3.10. Certain Rights of Depositor. The Depositor shall be entitled to any amounts not needed on any Payment Date to make payments on the Notes or the Certificates or to make deposits to the Reserve Account pursuant to Section 4.6 of the Sale and Servicing Agreement, and to receive amounts remaining in the Reserve Account following the payment in full of the aggregate principal amount of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Sale and Servicing Agreement to Noteholders and Certificateholders and the termination of the Trust. The Depositor may not Transfer any such rights unless (i) the Owner Trustee and the Indenture Trustee shall have received an Opinion of Counsel that such Transfer shall not cause the Trust to be classified as an association (or publicly traded partnership) taxable as a corporation, (ii) the transferee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions previously taken by the Depositor and (iii) the Rating Agency Condition is satisfied.

     SECTION 3.11. Book-Entry Certificates. The Certificates, upon original issuance, shall be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. The Book-Entry Certificates shall be registered initially on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner thereof shall receive a Definitive Certificate (as defined below) representing such Certificate

Owner's beneficial interest in such Certificate, except as provided in Section
3.13. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to
Section 3.13:

          (i) the provisions of this Section 3.11 shall be in full force and effect;

          (ii) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Book-Entry Certificates and the giving of instructions or directions hereunder) as the sole Certificateholder, and shall have no obligation to the Certificate Owners;

          (iii) to the extent that the provisions of this Section 3.11 conflict with any other provisions of this Agreement, the provisions of this Section 3.11 shall control;

          (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Securities Depository Agreement. Unless and until Definitive Certificates are issued to Certificate Owners pursuant to Section 3.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency
     Participants  and  receive and  transmit  payments  of  principal  of and interest on the Book-Entry Certificates to such Clearing Agency Participants; and

          (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of holders of Certificates evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest of the Certificate Balance and has delivered such instructions to the Owner Trustee.

     SECTION 3.12. Notices to Clearing Agency. Whenever a notice or other communication to the holders of Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the Certificate Owners pursuant to Section 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to holders of Certificates to the Clearing Agency, and shall have no obligation to such Certificate Owners.

     SECTION 3.13. Definitive Certificates. With respect to any Book-Entry Certificates, if (i) the Administrator advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Book-Entry Certificates and the Administrator is unable to locate a qualified successor, (ii) the
Administrator, at its option, advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of

Default or an Event of Servicing Termination, Certificate Owners with respect to Book-Entry Certificates evidencing beneficial interests aggregating not less than a majority of the Certificate Balance advise the Owner Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of such event and of the availability of Definitive Certificates to the Certificate Owners. Upon surrender to the Owner Trustee of the typewritten Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Owner Trustee shall execute, authenticate and deliver the Definitive Certificates in accordance with the instructions of the Clearing Agency. None of the Issuer, the Certificate Registrar or the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates to Certificate Owners, the Owner Trustee shall recognize the holders of such Definitive Certificates as Certificateholders.

     SECTION 3.14. Authenticating Agents. (a) The Owner Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Certificates in connection with issuance, transfers and exchanges under Sections 3.3, 3.4 and 3.5, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Certificates. For all purposes of this Agreement, the authentication of Certificates by an Authenticating Agent pursuant to this Section 3.14 shall be deemed to be the authentication of Certificates "by the Owner Trustee."

     (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

     (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Owner Trustee and the Depositor. The Owner Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving such notice of resignation or upon such a termination, the Owner Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Depositor.

     (d) The Depositor agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Section 6.4 shall be applicable to any Authenticating Agent.

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

     SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters. It is the intention of the Depositor and the Certificateholders that the powers and duties of the Owner Trustee are ministerial only and that any non-ministerial action (including the taking of any legal action) may only be taken by the Owner Trustee in accordance with this Section 4.1. With respect to the following matters, the Owner Trustee shall not take action unless, (I) at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Rating Agencies in writing of the proposed action and (II) Certificateholders holding not less than a majority of the Certificate Balance shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

     (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought by the Servicer in connection with the collection of the Receivables) and the settlement of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection by the Servicer of the Receivables);

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

     (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

     (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of any of the Certificateholders; or

     (e) the amendment, change or modification of the Sale and Servicing Agreement or the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or to add any provision that would not materially adversely affect the interests of the Certificateholders.

     SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee may not, except upon the occurrence of an Event of Servicing Termination subsequent to the payment in full of the Notes and in accordance with the written direction of Certificateholders holding not less than a majority of the Certificate Balance, (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Article VII thereof, (b) appoint a successor Servicer pursuant to Article VII of the Sale and Servicing
Agreement, (c) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof or (d) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement.

     SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust unless the Notes have been paid in full and each Certificateholder (other than the Depositor) approves of such commencement in advance and delivers to the Owner Trustee a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

     SECTION 4.4. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     SECTION 4.5. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders holding not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by holders of Certificates evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.

                                  ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     SECTION 5.1. Establishment of Certificate Distribution Account. Pursuant to Section 4.1(c) of the Sale and Servicing Agreement, there has been established and there shall be maintained an Eligible Account, in the name of the Trust, initially at the corporate trust department of the Bank, which shall be designated as the "Certificate Distribution Account." Except as expressly provided in Section 3.9, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Distribution Account pursuant to the Sale and Servicing Agreement shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Bank, the Servicer shall, with the Owner Trustee's assistance as necessary, cause an Eligible Account to be established as the Certificate Distribution Account within ten
(10) Business Days (or such longer period not to exceed thirty (30) days as to which each Rating Agency may consent). The Certificate Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

     SECTION 5.2. Application of Trust Funds. (a) On each Payment Date, the Owner Trustee shall, based on the information contained in the Servicer's Certificate delivered on the relevant Determination Date pursuant to Section
3.8 of the Sale and Servicing Agreement withdraw the amounts deposited into the Certificate Distribution Account pursuant to Sections 4.6(c) (if applicable) and 4.6(d) of the Sale and Servicing Agreement or, if applicable, Section

5.4(b) of the Indenture on or prior to such Payment Date and make or cause to be made distributions and payments in the following order of priority:

          (i) first, to the Certificateholders, an amount equal to the Accrued Class B Certificate Interest, provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class B Certificate Interest, the amounts available shall be applied to the payment of such interest on the Certificates on a pro rata basis; and

          (ii) second, to the Certificateholders in reduction of the Certificate Balance, until the Certificate Balance has been reduced to zero; provided that if there are not sufficient funds available to reduce the Certificate Balance to zero, the amounts available shall be applied among Certificateholders to the reduction of the Certificate Balance on a pro rata basis.

     (b) On each Payment Date, the Owner Trustee shall, or shall cause the Certificate Paying Agent to, send to each Certificateholder as of the related Record Date the statement provided to the Owner Trustee by the Servicer pursuant to Section 4.9 of the Sale and Servicing Agreement with respect to such Payment Date.

     (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section 5.2. The Owner Trustee and each Certificate Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any such withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee may, in its sole discretion, withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     SECTION 5.3. Method of Payment. Subject to Section 8.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if (i) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Certificateholder's Certificates in the aggregate evidence a denomination of not less than $1,000,000, or (ii) such Certificateholder is the Depositor or, if not, by check mailed to such

Certificateholder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate (whether on the applicable Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Owner Trustee pursuant to Section 3.8.

     SECTION 5.4. No Segregation of Monies;  No Interest.  Subject to Sections
5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, the Indenture or the Sale and Servicing Agreement, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

     SECTION 5.5. Accounting and Reports to Noteholders, Certificateholders, Internal Revenue Service and Others. The Trust shall, based on information provided by or on behalf of the Depositor, (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and State income tax returns, (c) file (or cause to be filed) such tax returns relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections, as may from time to time be required or appropriate under any applicable State or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect (or cause to be collected) any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Certificateholders. The Trust shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Trust shall not make the election provided under Section 754 of the Code.

     SECTION 5.6. Signature on Returns; Tax Matters Partner. (a) The Depositor shall prepare (or cause to be prepared) and sign, on behalf of the Trust, the tax returns of the Trust.

     (b) The Depositor shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code.

                                  ARTICLE VI

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

     SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof and the Depositor's execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver (i) Class A-1 Notes in the aggregate principal amount of $191,000,000, (ii) Class A-2 Notes in the aggregate principal amount of $166,000,000, (iii) Class A-3 Notes in the aggregate principal amount of $249,000,000 and (iv) Class A-4 Notes in the aggregate principal amount of $91,125,000. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Trust as is permitted by the Basic Documents and which the Servicer or the Administrator directs with respect to the Basic Documents, except to the extent that this Agreement expressly requires the consent of Certificateholders for such action.

     SECTION 6.2. General Duties. Subject to Section 4.1 hereof, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the lien of the Indenture and in accordance with the provisions of this Agreement and the other Basic Documents. Notwithstanding anything else to the contrary in this Agreement, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator is required in the Administration Agreement to perform any act or to discharge such duty of the Owner Trustee or the Trust hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. Except as expressly provided in the Basic Documents, the Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

     SECTION 6.3. Action upon Instruction. (a) Subject to Article IV, and in accordance with the terms of the Basic Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Trust.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any lien (other than the lien of the Indenture) on any part of the Owner Trust Estate that results from actions by, or claims against, the Bank that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION 6.5. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents to which the Trust or the Owner Trust is a party and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section
6.3. Neither the Depositor nor the Certificateholders shall direct the Trustee to take any action that would violate the provisions of this Section 6.5.

     SECTION 6.6.  Restrictions.  The Owner  Trustee shall not take any action
(a) that is  inconsistent  with the purposes of the Trust set forth in Section
2.3 or (b) that, to the actual knowledge of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income or Applicable Tax State income or franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or Applicable Tax State income or franchise tax purposes or (iii) cause the Trust or any portion thereof to be taxable as an association (or publicly traded partnership) taxable as a corporation for federal income or Applicable Tax State income or franchise tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

     SECTION 6.7. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement and the other Basic Documents to which the Owner Trustee is a party. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.9 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of any Certificateholder, the Indenture Trustee, the Depositor, the Administrator or the Servicer;

          (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or amounts distributable on the Certificates;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the other Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Servicer, the Administrator, the Depositor or the Indenture Trustee under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic
     Documents that are required to be performed by the Administrator under the Administration Agreement, the Servicer under the Sale and Servicing Agreement or the Indenture Trustee under the Indenture; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its willful misconduct, bad faith or negligence in the performance of any such act.

     SECTION 6.8. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     SECTION 6.9. Representations and Warranties. (a) The Owner Trustee hereby
represents   and   warrants  to  the   Depositor,   for  the  benefit  of  the
Certificateholders, that:

          (i) It is a national banking association duly organized and validly existing in good standing under the laws of the United States of America. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware State law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION 6.10. Reliance; Advice of Counsel. (a) The Owner Trustee may rely upon, shall be protected in relying upon, and shall incur no liability to anyone in acting upon, any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Basic Document.

     SECTION 6.11. Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created, First Union Trust Company, National Association acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION 6.12. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Basic

Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document, or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION 6.13. Owner Trustee May Own Certificates and Notes. First Union Trust Company, National Association, in its individual or any other capacity, may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Servicer, the Administrator and the Indenture Trustee in banking transactions with the same rights as they would have if it was not the Owner Trustee.

                                 ARTICLE VII

                  COMPENSATION AND INDEMNITY OF OWNER TRUSTEE

     SECTION 7.1. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to and reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. Such amounts shall be treated for tax purposes as having been contributed to the Trust by the Depositor and the tax deduction for such amounts shall be allocated to the Depositor.

     SECTION 7.2. Indemnification. The Depositor shall be liable as prime obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner

Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder; provided that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from (i) the Indemnified Party's own willful misconduct, bad faith or negligence, or (ii) the inaccuracy of any representation or warranty contained in Section 6.9 expressly made by the Indemnified Party. The indemnities contained in this Section 7.2 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.2, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

     SECTION 7.3. Payments to Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                 ARTICLE VIII

                                  TERMINATION

     SECTION 8.1. Termination of Agreement. (a) This Agreement (other than the provisions of Article VII) shall terminate and be of no further force or effect and the Trust shall wind up and dissolve, (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation or (ii) upon the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Servicing Agreement and Article V. Any Insolvency Event, liquidation, dissolution, death or incapacity with respect to any Certificateholder or Certificate Owner shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto. Upon dissolution of the Trust, the Owner Trustee shall wind up the business and affairs of the Trust as required by Section 3808 of the Business Trust Statute.

     (b) Except as provided in Section 8.1(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of such termination from the Servicer, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon
presentation   and  surrender  of  the  Certificates  at
the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment (after reservation of sums sufficient to pay all claims and obligations, if any, known to the Owner Trustee and payable by the Trust) and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.2. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Trust in respect of the Indenture and the Notes, the Owner Trustee, in the absence of actual knowledge of any other claim against the Trust, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Business Trust Statute.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

     (d) Upon final distribution of any funds remaining in the Trust, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Business Trust Statute.

     SECTION 8.2. Prepayment of Certificates. (a) The Certificates shall be prepaid in whole, but not in part, at the direction of the Servicer pursuant to Section 8.1 of the Sale and Servicing Agreement, on any Payment Date on which the Servicer exercises its option to purchase the assets of the Trust pursuant to said Section 8.1, and the amount paid by the Servicer shall be treated as collections of Receivables and applied to pay the unpaid principal amount of the Notes and the Certificate Balance plus accrued and unpaid interest (including any overdue interest, to the extent lawful) thereon. The Servicer shall furnish the Rating Agencies and the Owner Trustee notice of such prepayment. If the Certificates are to be prepaid pursuant to this
Section 8.2(a), the Servicer shall furnish notice of such election to the Owner Trustee not later than forty (40) days prior to the Prepayment Date and the Trust shall deposit by 10:00 A.M. (New York City time) on the Prepayment Date in the Certificate Distribution Account the

Prepayment Price of the Certificates to be redeemed, whereupon all such Certificates shall be due and payable on the Prepayment Date.

     (b) Notice of prepayment under Section 8.2(a) shall be given by the Owner Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted immediately following receipt of notice from the Trust or Servicer pursuant to Section 8.2(a), but not later than thirty (30) days prior to the applicable Prepayment Date, to each Certificateholder as of the close of business on the Record Date preceding the applicable Prepayment Date, at such Certificateholder's address or facsimile number appearing in the Certificate Register.

     All notices of prepayment shall state:

     (i) the Prepayment Date;

     (ii) the Prepayment Price; and

     (iii) the place where such Certificates are to be surrendered for payment of the Prepayment Price (which shall be the office or agency of the Owner Trustee to be maintained as provided in Section 3.8).

     Notice of prepayment of the Certificates shall be given by the Owner Trustee in the name and at the expense of the Trust. Failure to give notice of prepayment, or any defect therein, to any Certificateholder shall not impair or affect the validity of the prepayment of any other Certificate.

     (c) Following notice of prepayment as required by Section 8.2(b), the Certificates shall on the Prepayment Date be paid by the Trust at the Prepayment Price and (unless the Trust shall default in the payment of the Prepayment Price) no interest shall accrue on the Prepayment Price for any period after the date to which accrued interest is calculated for purposes of calculating the Prepayment Price. Following payment in full of the Prepayment Price, this Agreement and the Trust shall terminate.

                                  ARTICLE IX

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     SECTION 9.1. Eligibility Requirements for Owner Trustee. (a) The Owner Trustee shall at all times (i) be authorized to exercise corporate trust powers; (ii) have a combined capital and surplus of at least $50,000,000 and shall be subject to supervision or examination by federal or state authorities; and (iii) shall have (or shall have a parent that has) a long-term debt rating of investment grade by each of the Rating Agencies or be otherwise acceptable to the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

     (b) The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute.

     SECTION 9.2. Resignation or Removal of Owner Trustee. (a) The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the applicable successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

     (b) If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 or resigns pursuant to Section
9.2 of this Agreement and the ineligible or non-resigning Owner Trustee shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or if at any time an Insolvency Event with respect to the Owner Trustee shall have occurred and be continuing, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

     (c) Any resignation or removal of an Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 9.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3, payment of all fees and expenses owed to the outgoing Owner Trustee and the filing of a certificate of amendment to the Certificate of Trust if required by the Business Trust Statute. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Certificateholders, the Indenture Trustee, the Noteholders and each of the Rating Agencies.

     SECTION 9.3. Successor Owner Trustee. (a) Any successor Owner Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement. Upon the resignation or removal of the predecessor Owner Trustee becoming effective pursuant to Section 9.2, such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

     (b) No successor Owner Trustee shall accept appointment as provided in this Section 9.3 unless, at the time of such acceptance, such successor Owner Trustee shall be eligible pursuant to Section 9.1.

     (c) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.3, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within ten (10) after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     (d) Any successor Owner Trustee appointed hereunder shall file the amendments to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

     SECTION 9.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee hereunder; provided that such corporation shall be eligible pursuant to Section 9.1; and provided further, that (i) the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies not less than fifteen (15) days prior to the effective date thereof and (ii) the Owner Trustee shall file an amendment to the Certificate of Trust as required by Section 9.3.

     SECTION 9.5. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this Section 9.5, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.3.

     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 9.6. Compliance with Business Trust Statute. Notwithstanding anything herein to the contrary, the Trust shall at all times have at least one trustee which meets the requirements of Section 3807(a) of the Business Trust Statute.

                                  ARTICLE X

                                 MISCELLANEOUS

     SECTION 10.1. Supplements and Amendments. (a) This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement inconsistent with any other provision of this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; and provided further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

     (b) This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of (i) the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding and (ii) the holders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders, or (ii) reduce the aforesaid percentage of the principal amount of the Notes Outstanding and the Certificate Balance required to consent to any such amendment, without the consent of all the Noteholders and Certificateholders affected thereby; and provided further, that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and
(B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

     (c) Promptly after the execution of any such amendment, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

     (d) It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section 10.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     (f) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (g) In connection with the execution of any amendment to this Agreement or any amendment to any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

     SECTION 10.2. No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their beneficial interests therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their beneficial interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION 10.3. Limitation on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Administrator, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 10.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the respective Corporate Trust Office; if to the Depositor, addressed to USAA Federal Savings Bank at the address of its principal executive office first above written; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 10.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 10.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     SECTION 10.8. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenants and agrees that it will not, until after the Notes have been paid in full, institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

     SECTION 10.9. No Recourse. Each Certificateholder, by accepting a Certificate, acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Seller, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

     SECTION 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 10.11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                             USAA Federal Savings Bank,
                             as Depositor


                                  By:  /s/ Edwin T. McQuiston
                                       Name:  Edwin T. McQuiston
                                       Title:   Vice President

                             FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, as Owner Trustee


                                  By:  /s/ Edward L. Truitt, Jr.
                                       Name: Edward L. Truitt, Jr.
                                       Title:   Vice President

                                   EXHIBIT A

                          FORM OF CLASS B CERTIFICATE

     [FOR BOOK-ENTRY CERTIFICATES] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THE TRUST AGREEMENT REFERRED TO BELOW. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

NUMBER                                                     $
B-__                                                       CUSIP NO. 903278 AQ2

                         USAA AUTO OWNER TRUST 2001-2

                    CLASS B 4.38% ASSET BACKED CERTIFICATE

evidencing a beneficial interest in the Trust, as defined below. The property of the Trust includes a pool of motor vehicle retail installment loans, secured by security interests in the motor vehicles financed thereby, conveyed by USAA Federal Savings Bank to the Trust. The property of the Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

(This Certificate is not a deposit, does not represent an interest in or obligation of USAA Federal Savings Bank or any of its Affiliates and is not insured by the Federal Deposit Insurance Corporation or any other entity.)

     THIS CERTIFIES THAT ___________ is the registered owner of ____________ ______________ dollars principal amount of nonassessable, fully-paid Class B 4.38% Asset Backed Certificates of USAA Auto Owner Trust 2001-2 (the "Trust") formed by USAA Federal Savings Bank, a federally chartered savings association (the "Depositor").

     The Trust is governed pursuant to an Amended and Restated Trust Agreement, dated as of November 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Trust Agreement"), between the Depositor and First Union Trust Company, National Association, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

     This Certificate is one of the duly authorized Certificates designated as "Class B 4.38% Asset Backed Certificates" (herein called the "Class B Certificates" or "Certificates") which are issued under and are subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. Also issued under the Indenture, dated as of November 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Trust and JPMorgan Chase Bank, as indenture trustee (in such capacity, the "Indenture Trustee"), are the Notes designated as "Class A-1 1.9825% Asset Backed Notes", "Class A-2 2.42% Asset Backed Notes", "Class A-3 3.20% Asset Backed Notes" and "Class A-4 3.91% Asset Backed Notes" (collectively, the "Notes"). The property of the Trust includes (i) a pool of motor vehicle retail installment loans for new and used automobiles and light trucks and certain rights and obligations thereunder (the "Receivables"); (ii) monies received thereunder on or after the Cut-off Date; (iii) security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Trust in the Financed Vehicles; (iv) rights to proceeds from claims on certain physical damage, credit life, credit disability or other insurance policies, if any, covering Financed Vehicles or Obligors; (v) all of the Seller's rights to the Receivable Files; (vi) such amounts as from time to time may be held in one or more accounts maintained pursuant to the Sale and Servicing Agreement, dated as of November 1, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, the "Sale and Servicing Agreement"), by and among the Trust, the Depositor, as seller (in such capacity, the "Seller"), and USAA Federal Savings Bank, as servicer (the "Servicer"); (vii) payments and proceeds with respect to the Receivables held by the Servicer; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (x) any and all proceeds of the foregoing. THE RIGHTS OF THE TRUST IN THE FOREGOING PROPERTY OF THE TRUST HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE NOTES.

     Under the Trust Agreement, there will be distributed on the 15th day of each month, or if such 15th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing December 17, 2001, to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding month (the "Record Date") such Certificateholder's percentage interest in the amount to be distributed to Class B Certificateholders on such Payment Date pursuant to the Trust Agreement. Following the occurrence and during the continuation of certain events of default under the Indenture which has resulted in an acceleration of the Notes, no distributions of principal or interest will be made on the Certificates until all principal and interest on the Notes has been paid in full.

     THE HOLDER OF THIS CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS IN RESPECT OF THIS CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE

SALE AND SERVICING AGREEMENT, THE INDENTURE AND THE TRUST AGREEMENT.

     It is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of federal income, state and local franchise and income tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Certificateholders by acceptance of a Certificate agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not, until after the Notes have been paid in full, institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Trust Agreement or any of the other Basic Documents.

     Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee or the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in New York, New York.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or be valid for any purpose.

     This Certificate shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.




                                    USAA AUTO OWNER TRUST 2001-2

   Dated:                           By:  First Union Trust Company, National
                                         Association not in its individual
                                          capacity but solely as Owner Trustee


                                    By:
                                                 Authorized Officer


                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.

   Dated:                            By:  First Union Trust Company, National
                                          Association not in its individual
                                          capacity but solely as Owner Trustee


                                    By:
                                                 Authorized Officer

                           [REVERSE OF CERTIFICATE]

     The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Administrator, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality or by any other entity and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Noteholders and the Certificateholders evidencing not less than a majority of the principal amount of the Notes Outstanding and the Certificate Balance, respectively. Any such consent by the holder of this Certificate shall be conclusive and binding on such Certificateholder and on all future holders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Certificateholders.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of the Certificates are registrable in the Certificate Register upon surrender of this Certificate for registration of Transfer at the offices or agencies maintained by the Owner Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in Wilmington, Delaware, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Certificates are issuable as registered Certificates without coupons in denominations of at least $1,000 and in integral multiples of $1,000 in excess thereof. Certificates are exchangeable for new Certificates and authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of Transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The Certificates may be acquired only by an entity that is either: (a) not, and each account (if any) for which it is purchasing the Certificates is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), that is subject to
Section 4975 of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) or (v) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (v), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended); or (b) an insurance company acting on behalf of a general account and (i) on the date of purchase less than 25% of the assets of such general account (as reasonably determined by it) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code,
(ii) the purchase and holding of such Certificates are eligible for exemptive relief under Sections (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (iii) the purchaser agrees that if, after the purchaser's initial acquisition of the Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by it no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the United States Department of Labor under ERISA, it will dispose of all Certificates then held in its general account by the end of the next following calendar quarter.

     In addition, the Certificates may not be acquired by or on behalf of a Person other than (A) a citizen or resident of the United States, (B) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust with respect to which a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of this paragraph has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Owner Trustee and the Depositor with an IRS Form W-8 ECI (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation or (ii) upon the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the Indenture, the Trust Agreement and the Sale and Servicing Agreement, and upon such termination any remaining assets of the Trust shall be distributed to the Depositor. The Servicer of the Receivables may at its option purchase the assets of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Notes and the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 5% of the Initial Pool Balance.

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________
the  within  Certificate,  and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing

Attorney to transfer said Certificate on the ______________ books of the Certificate Registrar, with full power of substitution in the premises.

Dated:___________

                                                                      */
                                               _________________________
                                               Signature Guaranteed:

                                                                      */
                                               _________________________


*/NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                   EXHIBIT B

                         FORM OF CERTIFICATE OF TRUST

                            CERTIFICATE OF TRUST OF
                         USAA AUTO OWNER TRUST 2001-2

     This Certificate of Trust of USAA Auto Owner Trust 2001-2 (the "Trust"), dated as of November 5, 2001, is being duly executed and filed by First Union Trust Company, National Association, a national banking association, as owner trustee (the "Owner Trustee"), to form a business trust under the Delaware Business Trust Act (12 Delaware Code, ss. 3801 et seq.) (the "Act").

     1. Name. The name of the business trust formed hereby is USAA Auto Owner Trust 2001-2.

     2. Owner Trustee. The name and business address of the Owner Trustee is First Union Trust Company, National Association, One Rodney Square, 920 King Street, 1st Floor, Wilmington, DE 19801.

     3. Effective Date. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written in accordance with Section 3811(a)(1) of the Act.

                              First Union Trust Company, National Association,
                                not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of November 1, 2001

                              By:
                                      Name:
                                      Title:

                                                                     EXECUTION
                                                                          COPY


                                  Appendix A

                             DEFINITIONS AND USAGE

     The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

     (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

     (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

     The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" and its variations means "including without limitation."

     The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                  Definitions

     "Accrued Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class B Certificate Interest" shall mean, with respect to any Payment Date, the sum of the Class B Certificateholders' Monthly Accrued Interest for such Payment Date and the Class B Certificateholders' Interest Carryover Shortfall for such Payment Date.

     "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

     "Administration Agreement" shall mean the Administration Agreement, dated as of November 1, 2001, by and among the Administrator, the Issuer and the Indenture Trustee.

     "Administrator" shall mean the Bank, in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

     "Advance" shall mean the amount of interest, as of a Determination Date, which the Servicer is required to advance on the Receivables pursuant to
Section 4.4(a) of the Sale and Servicing Agreement.

     "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

     "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

     "Applicable Tax State" shall mean, as of any date of determination, each State as to which any of the following is then applicable: (a) a State in which the Owner Trustee maintains its Corporate Trust Office and (b) the State of Texas.

     "Authenticating Agent" shall have the meaning specified in Section 2.14 of the Indenture or 3.14 of the Trust Agreement, as applicable.

     "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

     "Available Collections" shall mean, for any Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment
Date: (i) all payments collected with respect to Receivables; (ii) all Liquidation Proceeds attributable to Receivables which were designated as Defaulted Receivables in prior Collection Periods in accordance with the Servicer's customary servicing procedures; (iii) all Advances made by the Servicer of interest due on the Receivables; (iv) the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; and (v) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cut-off Date; provided however, that in calculating the Available Collections the following will be excluded: (i) amounts received on any Receivable to the extent that the Servicer has previously made an unreimbursed Advance on such Receivable and the amount received exceeds the accrued and unpaid interest on such Receivable; (ii) amounts received on any of the Receivables to the extent that the Servicer has previously made an unreimbursed Advance on a Receivable which is not recoverable from collections on the particular Receivable; (iii) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period; (iv) Liquidation Proceeds with respect to a Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Advances; and (v) amounts constituting the Supplemental Servicing Fee.

     "Available Funds" shall mean, for any Payment Date, the sum of the Available Collections for such Payment Date and the Reserve Account Excess Amount for such Payment Date.

     "Average Delinquency Ratio" shall mean, for any Payment Date, the average of the Delinquency Ratios for the preceding three Collection Periods.

     "Average Delinquency Trigger Percentage" shall mean 1.25%.

     "Average Net Loss Ratio" shall mean, for any Payment Date, the average of the Net Loss Ratios for the preceding three Collection Periods.

     "Average Net Loss Trigger Percentage" shall mean 1.25%.

     "Bank" shall mean USAA Federal Savings Bank, a federally chartered savings association.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

     "Basic Documents" shall mean the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

     "Book-Entry Certificate" shall mean, a beneficial interest in any of the Class B Certificates issued in book-entry form as described in Section 3.2 of the Trust Agreement.

     "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, in each case issued in book-entry form.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies located in the State of New York or the State of Texas are authorized or obligated by law, regulation or executive order to remain closed.

     "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

     "Certificates" shall mean the Class B Certificates.

     "Certificate Balance" shall mean, as the context so requires, (i) with respect to all the Class B Certificates, an amount equal to, initially, the Initial Certificate Balance of the Class B Certificates and, thereafter, an amount equal to the Initial Certificate Balance of the Class B Certificates, reduced by all amounts distributed to Class B Certificateholders and allocable to principal or (ii) with respect to any Class B Certificate, an amount equal to, initially, the initial denomination of such Class B Certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such Class B Certificate and allocable to principal; provided, that, unless all of the Certificates are owned by the Seller or an Affiliate of the Seller, in determining whether the holders of Class B Certificates evidencing the requisite portion or percentage of the Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Class B Certificates owned by the Issuer, any other obligor upon the Class B Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Class B Certificates that a Trustee Officer of the Indenture Trustee, if applicable, and an Authorized Officer of the Owner Trustee with direct responsibility for the administration of the Trust Agreement, if applicable, knows to be so owned shall be so disregarded. Class B Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Class B Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

     "Certificate Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

     "Certificate Owner" shall mean, with respect to any Book-Entry Certificate, the Person who is the beneficial owner of the Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Certificateholder" or "holder of a Certificate" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

     "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement and shall initially be the Owner Trustee.

     "Certificate Pool Factor" shall mean, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance of the Class B Certificates (after giving effect to any reductions therein to be made on the immediately following Payment Date) divided by the Initial Certificate Balance of the Class B Certificates. Each Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, each Certificate Pool Factor will decline to reflect reductions in the Certificate Balance of the Class B Certificates.

     "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.5 of the Trust Agreement. "Class" shall mean (i) a class of Notes, which may be the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes or (ii) the Class B Certificates.

     "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

     "Class A Noteholders' Interest Carryover Shortfall" shall mean, for any Payment Date, the excess of the Accrued Class A Note Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Noteholders of Class A Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class A Notes on the preceding Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A Notes for the related Interest Period.

     "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes. at the respective Note Interest Rate for such Class in accordance with its terms on the outstanding principal amount of the Notes of each such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the holders of the Notes of such Class on or prior to such preceding Payment Date.

     "Class A-1 Final Scheduled Payment Date" shall mean the December 16, 2002 Payment Date.

     "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1
Note is registered on the Note Register.

     "Class A-1 Notes" shall mean the $191,000,000 aggregate initial principal amount Class A-1 1.9825% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

     "Class A-1 Rate" shall mean 1.9825% per annum. Interest with respect to the Class A-1 Notes shall be computed on the basis of actual days elapsed in the applicable Interest Period divided by 360 for all purposes of the Basic Documents.

     "Class A-2 Final Scheduled Payment Date" shall mean the May 17, 2004 Payment Date.

     "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2
Note is registered on the Note Register.

     "Class A-2 Notes" shall mean the $ 166,000,000 aggregate initial principal amount Class A-2 2.42% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

     "Class A-2 Rate" shall mean 2.42% per annum. Interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

     "Class A-3 Final Scheduled Payment Date" shall mean the February 15, 2006 Payment Date.

     "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3
Note is registered on the Note Register.

     "Class A-3 Notes" shall mean the $249,000,000 aggregate initial principal amount Class A-3 3.20% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

     "Class A-3 Rate" shall mean 3.20% per annum. Interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

     "Class A-4 Final Scheduled Payment Date" shall mean the April 16, 2007 Payment Date.

     "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4
Note is registered on the Note Register.

     "Class A-4 Notes" shall mean the $91,125,000 aggregate initial principal amount Class A-4 3.91% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

     "Class A-4 Rate" shall mean 3.91% per annum. Interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

     "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

     "Class B Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the Accrued Class B Certificate Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Class B Certificateholders on such preceding Payment Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class B Rate.

     "Class B Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, thirty (30) days of interest (or, in the case of the first Payment Date, interest accrued from and including the Closing Date to but excluding such Payment Date) at the Class B Rate on the Certificate Balance on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance made on or prior to such preceding Payment Date.

     "Class B Certificates" shall mean the $17,875,027 aggregate initial principal balance Class B 4.38% Asset Backed Certificates evidencing the beneficial interest of a Class B Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Class B Certificateholders to receive distributions on the Class B Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

     "Class B Final Scheduled Payment Date" shall mean the April 15, 2008 Payment Date.

     "Class B Rate" shall mean 4.38% per annum. Interest with respect to the Class B Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

     "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" shall mean November 20, 2001.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

     "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

     "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(a) of the Sale and Servicing Agreement.

     "Collection Period" shall mean, with respect to the first Payment Date, the period from and including the Cut-off Date to and including November 30, 2001 and, with respect to each subsequent Payment Date, the calendar month preceding the calendar month in which the Payment Date occurs.

     "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

     "Commission" shall mean the Securities and Exchange Commission.

     "Computer Tape" shall mean the computer tape generated by the Seller which provides information relating to the Receivables and which was used by the Seller in selecting the Receivables conveyed to the Trust hereunder.

     "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at One Rodney Square, 920 King Street, 1st Floor, Wilmington, DE 19801 or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); and (ii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 450 West 33rd Street, 14th Floor, New York, New York 10001, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

     "Cut-off Date" shall mean November 1, 2001.

     "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "Defaulted Receivable" shall mean a Receivable (i) that the Servicer determines is unlikely to be paid in full or (ii) with respect to which at least 5% of a Scheduled Payment is 120 or more days delinquent as of the end of a calendar month.

     "Definitive Certificates" shall have the meaning specified in Section
3.12 of the Trust Agreement.

     "Definitive Notes" shall have the meaning specified in Section 2.11 of the Indenture.

     "Delinquency Ratio" shall mean, for any Collection Period, the ratio, expressed as a percentage, of (a) the Principal Balance of all outstanding Receivables other than Purchased Receivables and Receivables that are 60 or more days delinquent as of the end of such Collection Period, determined in accordance with the Servicer's customary practices, or Receivables as to which the related Financial Vehicle has been repossessed but not sold, to (b) the Pool Balance as of the last day of such Collection Period.

     "Depositor" shall mean the Seller in its capacity as Depositor under the Trust Agreement.

     "Determination Date" shall mean, with respect to any Collection Period, the second Business Day immediately preceding the Payment Date following such Collection Period.

     "Eligible Deposit Account" shall mean either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     "Eligible Institution" shall mean either (i) the corporate trust department of the Indenture Trustee or the related Trustee, as applicable; or
(ii) a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (1) which has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "Baa3" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of "A-1+" by Standard & Poor' and "P-1" by Moody's and (2) whose deposits are insured by the FDIC.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" shall have the meaning specified in Section 5.1 of the Indenture.

     "Event of Servicing Termination" shall mean an event specified in Section
7.1 of the Sale and Servicing Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

     "Expenses" shall have the meaning assigned to such term in Section 7.2 of the Trust Agreement.

     "Final Scheduled Payment Date" shall mean, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final

Scheduled Payment Date, (iii) the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date, (iv) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date, and (v) the Class B Certificates, the Class B Final Scheduled Payment Date.

     "Financed Vehicle" shall mean a new or used automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Indemnified Parties" shall have the meaning assigned to such term in
Section 7.2 of the Trust Agreement.

     "Indenture" shall mean the Indenture, dated as of November 1, 2001, by and between the Trust and the Indenture Trustee.

     "Indenture Trustee" shall mean JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

     "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

     "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

     "Initial Certificate Balance" shall mean $17,875,027.

     "Initial Pool Balance" shall mean $715,000,027.

     "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below,
(vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

     "Interest Period" shall mean, with respect to any Payment Date (i) with respect to the Class A-1 Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date and (ii) with respect to each Class of Notes other than the Class A-1 Notes, from and including the Closing Date (in the case of the first Payment
Date) or from and including the 15th day of the calendar month preceding each Payment Date to but excluding the 15th day of the calendar month of such Payment Date.

     "IRS" shall mean the Internal Revenue Service.

     "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor.

     "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than, in respect of a Receivable, tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

     "Liquidation Proceeds" shall mean with respect to any Receivable (a) insurance proceeds received by the Servicer and (b) monies collected by the Servicer from whatever source, including but not limited to proceeds of Financed Vehicles after repossession, on a Defaulted Receivable, net of any payments required by law to be remitted to the Obligor.

     "Monthly Remittance Condition" shall mean either (a) the Servicer obtains a short-term certificate of deposit rating of the Servicer from Standard & Poor's and Moody's of A-1+ and P-1, respectively, or (b) the Servicer provides the Indenture Trustee with a letter from each Rating Agency to the effect that the current ratings assigned to the Securities by such Rating Agency will not be adversely affected by the remittance of Collections on a monthly, rather than a daily, basis.

     "Moody's" shall mean Moody's Investors Service, Inc. or its successor in interest.

     "Net Loss Ratio" shall mean, for any Collection Period, the ratio, expressed as an annualized percentage, of (a) Realized Losses minus Recoveries for such Collection Period, to (b) the average of the Pool Balances on the first day of such Collection Period and the last day of such Collection Period.

     "Noteholder" or "holder of a Note" shall mean the Person in whose name a
Note is registered on the Note Register.

     "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate or the Class A-4 Rate, as applicable.

     "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), including payment of principal of or interest on the Notes on behalf of the Issuer.

     "Note Pool Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be
1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

     "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

     "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, collectively.

     "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable.

     "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive or senior vice president, any vice president, the treasurer or the controller of the Seller or the Servicer, as applicable.

     "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

     "Optional Purchase Percentage" shall mean 5%.

     "Outstanding" shall mean with respect to the Securities, as of the date of determination, all Securities theretofore authenticated and delivered under the Indenture or the Trust Agreement, as applicable, except:

                    (a) Securities theretofore (i) cancelled by the Note
               Registrar or the Certificate Registrar, as applicable, or (ii) delivered to the Note Registrar or the Certificate Registrar, as applicable, for cancellation;

                    (b) Securities or portions thereof the payment for which
               money in the necessary amount has been theretofore deposited with (i)in the case of the Notes, the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee) or (ii) in the case of the Certificates, the Owner Trustee or any Certificate Paying Agent in trust for the Certificateholders of such Certificates (provided, however, that if such Certificates are to be prepaid, notice of such prepayment has been duly given pursuant to the Trust Agreement or provision for such notice has been made, satisfactory to the Owner Trustee); and

                    (c) Securities in exchange for or in lieu of which other
               Securities have been authenticated and delivered pursuant to the Indenture or the Trust Agreement, as applicable, unless proof satisfactory to the Indenture Trustee or the Owner Trustee, as applicable, is presented that any such Securities are held by a protected purchaser;

provided, that in determining whether the holders of Notes or Certificates evidencing the requisite principal amount of the Notes Outstanding or Certificates Outstanding have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Securities owned by the Issuer, any other obligor upon the Securities, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee or Owner Trustee, as applicable, shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only (i) Notes that a Responsible Officer of the Indenture Trustee knows to be so owned and (ii) Certificates that a Responsible Officer of the Owner Trustee knows to be so owned, shall be so disregarded; provided, however, if the Issuer, any other obligor upon the Securities, the Seller, the Servicer or any Affiliate of any of the foregoing

Persons owns an entire Class of Securities, such Securities shall be deemed to be Outstanding. Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons. Certificates owned by the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

     "Outstanding Advances" on the Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Advances as reduced as provided in Section 4.4(a) of the Sale and Servicing Agreement.

     "Owner Trustee" shall mean First Union Trust Company, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

     "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

     "Payment Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

     "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date which evidence:

                    (a) direct non-callable obligations of, and obligations
               fully guaranteed as to timely payment by, the United States of America;

                    (b) demand deposits, time deposits or certificates of
               deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

                    (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

                    (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                    (e) bankers' acceptances issued by any depository
               institution or trust company referred to in clause (b) above;

                    (f) repurchase obligations with respect to any security
               that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

                    (g) any other investment with respect to which the Issuer
               or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes or the Certificates.

     "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Plan" means an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in section 4975(e)(1) of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

     "Pool Balance" shall mean on any date of determination, the aggregate outstanding Principal Balance of the Receivables (exclusive of Purchased Receivables and Defaulted Receivables) as of such date of determination.

     "Pool Factor" as of the last day of a Collection Period shall mean a seven-digit decimal figure equal to the Pool Balance at that time divided by the Initial Pool Balance.

     "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Prepayment Date" shall mean (i) with respect to a prepayment of the Certificates pursuant to Section 8.2(a) of the Trust Agreement or a distribution to Certificateholders pursuant to Section 8.1(c) of the Trust Agreement, the Payment Date specified by the Owner Trustee pursuant to said Section 8.2(a) or 8.1(c), as applicable, and
(ii) with respect to a prepayment of the Notes pursuant to Section 10.1(a) of the Indenture, the Payment Date specified by the Servicer pursuant to Section 10.1(a) or (b) of the Indenture, as applicable.

     "Prepayment Price" shall mean (i) in the case of the Certificates, an amount equal to the Certificate Balance plus accrued and unpaid interest thereon at the applicable Class B Rate plus interest on any overdue interest at the applicable Class B Rate (to the extent lawful) to but excluding the Prepayment Date and (ii) in the case of a Class of Notes to be prepaid, an amount equal to the unpaid principal amount of such Class of Notes plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Prepayment Date.

     "Priority Note Principal Payment" shall mean, for each Payment Date, a payment of principal equal to the excess, if any, of the aggregate principal amount of the Class A Notes (before giving effect to any payments on that Payment Date) over the Pool Balance at the end of the related Collection Period.

     "Principal Balance" of a Receivable, as of any date of determination, shall mean the Amount Financed minus that portion of all payments actually received on or prior to such date allocable to principal.

     "Principal Distribution Account" shall mean the administrative subaccount of the Collection Account established and maintained as such pursuant to
Section 4.1(b) of the Sale and Servicing Agreement.

     "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

     "Prospectus" shall have the meaning specified in the Underwriting
Agreement.

     "Purchase Amount" with respect to a Purchased Receivable shall mean the sum, as of the last day of the preceding Collection Period on which such Receivable becomes such, of the Principal Balance thereof plus the accrued interest thereon at the weighted average of the Note Interest Rates and the Class B Rate.

     "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Servicer pursuant to Section 3.7 of the Sale and Servicing Agreement or by the Seller pursuant to Section 2.3 of the Sale and Servicing Agreement.

     "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Seller to provide a rating on the Notes or the Certificates which is then rating such Notes or Certificates. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

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     "Rating Agency Condition" shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

     "Realized Losses" shall mean, for any Collection Period and for each Receivable that became a Defaulted Receivable during such Collection Period, the sum of the excess, for each such Receivable, of (i) the Principal Balance of such Receivable over (ii) Liquidation Proceeds received with respect to such Receivable during such Collection Period, to the extent allocable to principal.

     "Receivable" shall mean a motor vehicle installment loan contract listed on Schedule A to the Sale and Servicing Agreement and all proceeds thereof and payments thereunder, which Receivable shall not have been released by the Indenture Trustee and the Owner Trustee from the Trust.

     "Receivable Files" shall mean the documents specified in Section 2.4 of the Sale and Servicing Agreement.

     "Record Date" shall mean, with respect to any Payment Date or Prepayment Date and any Book-Entry Security, the close of business on the day prior to such Payment Date or Prepayment Date or, with respect to any Definitive Note or Definitive Certificate, the last day of the month preceding the month in which such Payment Date or Prepayment Date occurs.

     "Recoveries" shall mean, with respect to any Collection Period, all amounts received by the Servicer with respect to any Defaulted Receivable during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of any fees, costs and expenses incurred by the Servicer in connection with the collection of such Receivable and any payments required by law to be remitted to the Obligor.

     "Registered Noteholder" shall mean the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

     "Regular Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount equal to the sum of (i) the Collections on the Receivables received during the related Collection Period and allocable to principal and (ii) the aggregate Principal Balance (net of Liquidation Proceeds received during the related Collection Period applied to principal) of all Receivables that became designated as Defaulted Receivables in such Collection Period; provided, however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Certificate Balance on such Payment Date.

     "Related Agreements" shall have the meaning specified in the recitals to the Administration Agreement.

     "Representatives" shall mean Deutsche Banc Alex. Brown Inc. and Salomon Smith Barney Inc., as representatives of the several Underwriters.

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

     "Repurchase Event" shall mean the occurrence of a breach of any of the Seller's representations and warranties contained in Section 2.2 of the Sale and Servicing Agreement obligating the Seller to repurchase Receivables thereunder at the Purchase Amount from the Trust.

     "Required Rating" shall mean a rating on (i) short-term unsecured debt obligations of P-1 by Moody's and (ii) short-term unsecured debt obligations of A-1+ by Standard & Poor's; and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies.

     "Reserve Account" shall mean the account established and maintained as such pursuant to Section 4.7(a) of the Sale and Servicing Agreement.

     "Reserve Account Property" shall have the meaning specified in Section 4.7(a) of the Sale and Servicing Agreement.

     "Reserve Account Excess Amount" shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the amount of cash or other immediately available funds in the Reserve Account on such Payment Date (prior to giving effect to any withdrawals therefrom relating to such Payment
Date) over (ii) the Specified Reserve Balance with respect to such Payment
Date.

     "Reserve Initial Deposit" shall mean, with respect to the Closing Date, $3,575,000.14.

     "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of November 1, 2001, by and between the Trust, as issuer, and the Bank, as seller and servicer.

     "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

     "Schedule of Receivables" shall mean the list identifying the Receivables attached as Schedule A to the Sale and Servicing Agreement and the Indenture (which list may be in the form of microfiche, disk or other means acceptable to the Trustee).

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Securities" shall mean the Notes and the Certificates, collectively.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securities Depository Agreement" shall mean the agreement dated the Closing Date by and among the Trust, the Indenture Trustee, the Owner Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Securities.

     "Securityholders" shall mean the Noteholders and the Certificateholders, collectively.

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     "Seller" shall mean the Bank as the seller of the Receivables under the
Sale and Servicing Agreement, and each successor to the Bank (in the same capacity) pursuant to Section 5.3 of the Sale and Servicing Agreement.

     "Servicer" shall mean the Bank as the servicer of the Receivables under the Sale and Servicing Agreement, and each successor to the Bank (in the same capacity) pursuant to Section 6.3 of the Sale and Servicing Agreement.

     "Servicer's Certificate" shall mean a certificate completed and executed by the Servicer by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the controller, or any assistant controller of the Servicer pursuant to
Section 3.9 of the Sale and Servicing Agreement.

     "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the Collection Period.

     "Servicing Fee Rate" shall mean 0.5% per annum.

     "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the amount accrued from the date of the preceding payment to the date of the current payment.

     "Specified Reserve Balance" shall mean, with respect to any Payment Date, the greater of (i) 0.50% of the Initial Pool Balance and (ii) 0.75% of the Pool Balance at the end of the Collection Period preceding such Payment Date; provided, however, the Specified Reserve Balance shall be calculated using a percentage of 0.75% in (i) above and 2.50% in (ii) above, for any Payment Date on which the Average Net Loss Ratio exceeds the Average Net Loss Trigger Percentage or the Average Delinquency Ratio exceeds the Average Delinquency Trigger Percentage; provided, further, however, that such higher percentage shall remain in effect until the Average Net Loss Ratio and the Average Delinquency Ratio are equal to or less than 1.25% for at least six consecutive Collection Periods. Notwithstanding the foregoing, the Specified Reserve Balance may be reduced to a lesser amount as determined by the Seller if the Rating Agency Condition is satisfied.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

     "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

     "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 7.2 of the Sale and Servicing Agreement.

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     "Supplemental Servicing Fee" shall mean, the fee payable to the Servicer for certain services rendered during the respective Collection Period, determined pursuant to and defined in Section 3.8 of the Sale and Servicing Agreement.

     "Total Required Payment" shall mean, with respect to any Payment Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the Accrued Class B Certificate Interest and the Regular Principal Distribution Amount; provided, however, that on any Final Scheduled Payment Date the amount required to be paid pursuant to Section 4.6(c)(v) of the Sale and Servicing Agreement shall be included in the Total Required Payment; provided, further, that following the occurrence and during the continuation of an Event of Default, on any Payment Date until the Payment Date on which the outstanding principal amount of all the Securities has been paid in full, the Total Required Payment shall mean the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the Accrued Class B Certificate Interest and the amount necessary to reduce the outstanding principal amount of all the Securities to zero.

     "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean USAA Auto Owner Trust 2001-2, a Delaware business trust governed by the Trust Agreement.

     "Trust Accounts" shall have the meaning specified in Section 4.7(a) of the Sale and Servicing Agreement.

     "Trust Agreement" shall mean the Amended and Restated Trust Agreement dated as of November 1, 2001, by and among the Seller, as depositor, and the Owner Trustee.

     "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

     "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

     "Trust Property" shall mean, collectively, (i) the Receivables; (ii) monies received thereunder on or after the Cut-off Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles;
(iv) rights to receive proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) all of the Seller's rights to the Receivable Files; (vi) the Trust

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Accounts, the Certificate Interest Distribution Account, the Certificate
Principal Distribution Account and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof; (vii) payments and proceeds with respect to the Receivables held by the Servicer; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

     "Underwriters" shall mean the underwriters named in Schedule I to the Underwriting Agreement.

     "Underwriting Agreement" shall mean the Underwriting Agreement, dated November 14, 2001 between the Seller and the Representatives of the several Underwriters.

     "Underwritten Securities" shall mean the Notes.


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